UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 12, 2007

ACCENTIA BIOPHARMACEUTICALS, INC.

(Exact name of Registrant as Specified in its Charter)

Florida	000-51383	04-3639490
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

324 South Hyde Park Ave., Suite 350

Tampa, Florida 33606

(Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (813) 864-2554

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ACCENTIA BIOPHARMACEUTICALS, INC.

FORM 8-K

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registration.

See Form 8-K filed on October 18, 2007 by Biovest International, Inc., a majority owned subsidiary of Accentia Biopharmaceuticals, Inc. (the “Company”) which Form 8-K is attached as Exhibit 99.1.

Item 3.02.	Unregistered Sales of Equity Securities.

The information included in Item 2.03 of this Form 8-K is hereby incorporated by reference into this Item 3.02.

Item 7.01.	Regulation FD Disclosure.

The following information is being furnished under Item 7.01 of Form 8-K:

1.	Press release, dated October 16, 2007, by the Company announcing that its majority-owned subsidiary, Biovest International, Inc. announced today its regulatory strategy for its Fast Tracked Phase 3 clinical trial of its anti-cancer vaccine for the treatment of Non-Hodgkin’s Lymphoma, BiovaxID™. A copy of this press release is attached as Exhibit 99.2 to this Form 8-K.

2.	Press release, dated October 17, 2007, by the Company announcing the results of a market research study conducted with ear, nose, and throat specialists (ENTs or otolaryngologists), concerning their attitudes about the causation of Chronic Sinusitis (CS), the diagnosis, and the management of the disease. The results show that there is a very substantial acceptance of a fungal-induced etiology for CS. Beechwood Associates, Inc., designed the survey, collected data, and performed the analysis. A copy of this press release is attached as Exhibit 99.3 to this Form 8-K.

This Current Report on Form 8-K sets forth statements that are not strictly historical in nature and such statements are referred to as “forward-looking statements.” The forward-looking statements in this Form 8-K include statements about our product development programs, clinical trials for our SinuNase™ and BiovaxID™ products and potential future market opportunity. Such forward-looking statements are subject to known and unknown risks, uncertainties, and other factors that may cause our actual results to be materially different from any results expressed or implied by such forward-looking statements. These factors include, but are not limited to, risks and uncertainties related to the progress, timing, cost, and results of Accentia’s clinical trials and product development programs. All forward looking statements in this Form 8-K are qualified in their entirety by this cautionary statement, and we undertake no obligation to revise or update this Current Report on Form 8-K to reflect events or circumstances after the date hereof.

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Item 8.01.	Other Events.

On October 12, 2007 Accentia Biopharmaceuticals, Inc. (the “Company”) extended the exercise period of the short-term warrants (the “Warrants”) issued on February 28, 2007 in connection with the 8% Convertible Debenture Financing from October 12, 2007 through 5:00 P.M. Eastern time on October 19, 2007.

Item 9.01.	Financial Statements and Exhibits.

See the Exhibit Index set forth below for a list of exhibits included with this Form 8-K.

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Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

ACCENTIA BIOPHARMACEUTICALS, INC.

By:	/s/ Samuel S. Duffey
Samuel S. Duffey
General Counsel

Date: October 18, 2007

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EXHIBIT INDEX

Exhibit Number	Description
99.1	8-K filed by Biovest International, Inc. on October 18, 2007 (File No. 000-11480)

99.2	Press Release dated October 16, 2007 titled: “Accentia Biopharmaceuticals Announces Unblinding and Analysis of Fast Tracked Phase 3 Trial for BiovaxID”

99.3	Press Release dated October 17, 2007 titled: “Accentia Announces Results of Market Survey on Chronic Sinusitis Based on Responses From 750 ENT Specialists”

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